UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 15, 2025

W.W. Grainger, Inc.
(Exact name of registrant as specified in its charter)

Illinois		1-5684	36-1150280
(State or other jurisdiction of incorporation)		(Commission file number)	(I.R.S. Employer Identification No.)

100 Grainger Parkway			60045-5201
Lake Forest,	Illinois		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 535-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	GWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 30, 2025, W.W. Grainger, Inc. (the “Company”) held its 2025 annual meeting of shareholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, the Company’s shareholders voted on a proposal, as approved and recommended by the Company’s board of directors (the “Board”), to amend the Company’s Restated Articles of Incorporation to eliminate cumulative voting (the “Amendment). The Company’s shareholders approved the proposal at the 2025 Annual Meeting, as further described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2025.

As a result of the shareholders’ approval of the proposal, effective May 9, 2025, the Company has amended Article Ten of the Restated Articles of Incorporation as described in Proposal 4 of the Company’s definitive proxy statement dated March 7, 2025 (the “Proxy Statement) to eliminate cumulative voting. The Board has also taken action to adopt certain conforming changes to Article II, Section 12 and Article III, Section 14 of the By-laws (“Restated By-laws”), to reflect the elimination of cumulative voting as described in Proposal 4 of the Company’s Proxy Statement, which amendments became effective as of the effectiveness of the Amendment.

The foregoing summary of the amendments to the Restated Articles of Incorporation and Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the Restated Articles of Incorporation and the Restated By-laws, copies of which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

______________________________________________________________________

Item 9.01. Financial Statements and Exhibits.

Exhibit No. Description
3.1 Restated Articles of Incorporation of W.W. Grainger, Inc., as Amended
3.2 Restated By-laws of W.W. Grainger, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 15, 2025

W.W. GRAINGER, INC.

By:	/s/ Paul Stanukinas
Name:	Paul Stanukinas
Title:	Vice President and Corporate Secretary